UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2024

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, STE 460, Ann Arbor MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(866) 916-0833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

On December 1, 2024, The Coretec Group, Inc. (the “Company”) entered into a Subscription Agreement (the “Agreement”) with an accredited investor (the “Purchaser”), pursuant to which Agreement the Company agreed to issue and sell to the Purchaser in a private placement, an aggregate of 10,700 shares of the Company’s designated Series D Convertible Preferred Shares (the “Series D Preferred Shares”), stated value $100 per share, each of which is convertible into shares of common stock (the “Conversion Shares”), par value $0.0002 per share, of the Company (the “Common Stock”) at affixed conversion price of $0.015 per Conversion Share. Under the Purchase Agreement, the Purchaser has purchased an aggregate of 10,700 Series D Preferred Shares initially convertible into an aggregate of 71,333,333 Conversion Shares for an aggregate purchase price of $1,070,000. The Purchaser will not have the right to convert any portion of its Series D Preferred Shares if, together with its affiliates, it would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. Additionally, holders of Series D Preferred Shares may elect to exchange their shares for shares of a third-party company, in the event the Company completes an acquisition of shares in a third party company, which may be publicly traded outside U.S markets. The exchange rate for any such transaction would be determined based on the terms and conditions set forth in the certificate of designations for the Series D Preferred Shares. For a description of the terms of the Series D Preferred Shares, see Exhibit 3.1.

The Agreement contains customary representations and warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. The representations and warranties of each party set forth in the Agreement have been made solely for the benefit of the other parties to the Agreement, and such representations and warranties should not be relied on by any other person.

Under the terms of the Agreement, the Company is permitted to conduct multiple closings for the sale of the Series D Preferred Stock. Following the initial closing, which occurred on November 6, 2024, the Company conducted a subsequent closing on November 13, 2024, and December 1, 2024 (the “Subsequent Closings”) and may conduct additional closings until the termination of the offering. The offering of the Series D Preferred Shares is expected to remain open until March 31, 2025, subject to an extension of up to 45 days at the Company’s discretion. In total, no more than 150,000 shares of Series D Preferred Stock will be sold across the initial and any subsequent closings. The information provide herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

The Agreement is attached as Exhibit 10.1 hereto. The description of the terms of the Agreement is not intended to be complete and is qualified in its entirety by reference to such exhibit, and which exhibit is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, to the extent required herein. Based in part upon the representations of the purchasers to the Company, including that they are an “accredited investor” as defined under Rule 501(a) of Regulation D, the shares of Common Stock issuable upon conversion of the securities thus issued, will be exempt from registration under the Securities Act.

Item 7.01 Regulation FD Disclosure

On December 5, 2024, the Company issued a press release announcing their intended use of proceeds for the offering.

A copy of the press release is attached herewith as Exhibit 99.1

Item 9.01 Financial Statements And Exhibits.

d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, dated November 6, 2024 (as filed with the SEC on Form 8-K as Exhibit 3.1 on November 14, 2024)
10.1	Form of Subscription Agreement (as filed with the SEC on Form 8-K as exhibit 10.1 on November 14, 2024)
99.1	Press Release dated December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Coretec Group Inc.
Date: December 5, 2024
	By:	/s/ Antti Uusiheimala
	Name:	Antti Uusiheimala
	Position:	Chief Financial Officer